Table of Contents
      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Distributions to Shareholders                                  8
         Independent Auditors' Report                                   9
         Categories and Definitions                                    10
         Portfolio of Investments                                      11
         Notes to Portfolio of Investments                             16
         Statement of Assets and Liabilities                           17
         Statement of Operations                                       18
         Statements of Changes in Net Assets                           19
         Notes to Financial Statements                                 20








Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Short-Term Bond Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.








USAA Family of Funds Summary



     Fund                                             Minimum
   Type/Name                  Volatility             Investment
--------------------------------------------------------------------------------
CAPITAL APPRECIATION
--------------------------------------------------------------------------------
 Aggressive Growth          Very high                   $3,000
 Emerging Markets           Very high                   $3,000
 First Start Growth         Moderate to high            $3,000
 Gold                       Very high                   $3,000
 Growth                     Moderate to high            $3,000
 Growth & Income            Moderate                    $3,000
 International              Moderate to high            $3,000
 S&P 500(Registered
   Trademark) Index         Moderate                    $3,000
 Science & Technology       Very high                   $3,000
 Small Cap Stock            Very high                   $3,000
 World Growth               Moderate to high            $3,000
--------------------------------------------------------------------------------
ASSET ALLOCATION
--------------------------------------------------------------------------------
 Balanced Strategy          Moderate                    $3,000
 Cornerstone Strategy       Moderate                    $3,000
 Growth and Tax
  Strategy                  Moderate                    $3,000
 Growth Strategy            Moderate to high            $3,000
 Income Strategy            Low to moderate             $3,000
--------------------------------------------------------------------------------
INCOME - TAXABLE
--------------------------------------------------------------------------------
 GNMA                       Low to moderate             $3,000
 High-Yield
  Opportunities             High                        $3,000
 Income                     Moderate                    $3,000
 Income Stock               Moderate                    $3,000
 Intermediate-Term
  Bond                      Low to moderate             $3,000
 Short-Term Bond            Low                         $3,000
 -------------------------------------------------------------------------------
INCOME - TAX EXEMPT
--------------------------------------------------------------------------------
 Long-Term                  Moderate                    $3,000
 Intermediate-Term          Low to moderate             $3,000
 Short-Term                 Low                         $3,000
 State Bond Income          Moderate                    $3,000
--------------------------------------------------------------------------------
MONEY MARKET
--------------------------------------------------------------------------------
 Money Market               Very low                    $3,000
 Tax Exempt
  Money Market              Very low                    $3,000
 Treasury Money
  Market Trust              Very low                    $3,000
 State Money Market         Very low                    $3,000

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.








Message from the President


Year 2000 Readiness Disclosure


[Photograph of President and Vice Chairman of the Board, Michael J. C. Roth, CFA, appears here]


As we rapidly approach the year 2000, an interesting market picture is emerging. Many of our shareholders have had questions about the "year 2000 problem," and we have spent a lot of time, energy, and money on it. We believe that we -- and your funds -- are in good shape because we have treated the problem seriously. We also believe that we -- and your funds -- are not alone in that effort. I always like to look at what the market tells us about such things.

Many dire predictions have been around for years now. Last summer, I asked some business associates for the names of some systems people at major financial firms to whom I could speak about Y2K. One of these was the head of the effort at a major credit card institution. He was more dire in his outlook than anyone else I spoke to. One prediction was, "By the second quarter of 1999, the federal government will intervene in the financial markets and the banking system because of the spreading panic." It is mid-September. The financial markets are choppy because Fed Chairman Greenspan keeps talking about inflation, but so far, no panic. Not even a hint. As for other predictions, we find that the Y2K problem is being taken very seriously by firms with which we do business or with whom we invest. We cannot assure that nothing will go wrong, but we are quite sure that these firms have made a serious effort to confront it, just as we have. As an added safeguard, we've developed, and continue to test, contingency plans designed to help ensure continuous service in the event of a Y2K problem.

Early January will be very interesting. I have cancelled all employee vacations from mid-December through mid-January. We will be here for you. Because our computers will be doing the normal year-end processing on Saturday, January 1, 2000, we probably won't be able to give you year-end figures for your accounts until sometime that afternoon. We plan to have some employees in from noon until 6 p.m. CST on New Year's Day, and Sunday, January 2, we will be in the office from 8 a.m. until 8 p.m. CST. With patience, because we expect heavy phone traffic in general, you should be able to reach us. We will also have our voice response system (VRS) and Web site up. There may be some problems, but I expect we will be able to wish you a "Happy New Year."

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.








Investment Review

USAA SHORT-TERM BOND FUND

OBJECTIVE:  High current income consistent with preservation of principal.

TYPES OF INVESTMENTS: Invests principally in a broad range of investment-grade debt securities with a dollar-weighted average portfolio maturity of three years or less.

--------------------------------------------------------------------------------
                                                    7/31/98           7/31/99
--------------------------------------------------------------------------------
Net Assets                                       $181.2 Million   $241.2 Million
Net Asset Value Per Share                            $9.99             $9.75
--------------------------------------------------------------------------------
Average Annual Total Returns as of 7/31/99
--------------------------------------------------------------------------------
        1 Year                    5 Years              Since Inception on 6/1/93
        3.76%                      6.42%                         5.61%
--------------------------------------------------------------------------------


Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.






                   CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund, the Lehman Brothers 1-3 Year Government/Corporation Index, and the Lipper Short Investment Grade Debt Funds Average, for the period of 06/01/93 through 07/31/99. The data points from the graph are as follows:

              USAA Short-              Lehman 1-3         Lipper Short Inv Grade
            Term Bond Fund          Govt/Corp Index         Grade Debt Average
            --------------          ---------------       ----------------------

06/01/93      $10,000                    $10,000                   $10,000
07/93          10,087                     10,099                    10,126
01/94          10,372                     10,351                    10,392
07/94          10,259                     10,329                    10,312
01/95          10,388                     10,483                    10,430
07/95          11,070                     11,077                    11,006
01/96          11,501                     11,574                    11,514
07/96          11,692                     11,690                    11,602
01/97          12,234                     12,124                    12,047
07/97          12,741                     12,554                    12,475
01/98          13,162                     12,994                    12,868
07/98          13,494                     13,321                    13,172
01/99          13,775                     13,824                    13,528
07/99          14,001                     13,980                    13,635

Data from 6/1/93 through 7/31/99


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund to the broad-based Lehman Brothers 1-3 Year Government/Corporate Index and the Lipper Short Investment Grade Debt Funds Average. The Lehman Index is an unmanaged index made up of government, agency, and corporate bonds longer than one year and less than three years. The Lipper Average is the average performance level of all short investment grade debt funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.








Message from the Manager


[Photograph of Portfolio Manager, Paul Lundmark, CFA, appears here]


THE MARKET
Since the beginning of 1999, interest rates have risen dramatically. Investors, who last fall thought that a deflation scenario was probable, have changed their views. They now fear that the continuing strong economy will eventually cause inflation to rise. Confirming investors' fears, the Federal Reserve Board increased overnight rates in June and have hinted that further increases might be necessary in order to "cool down" the economy. Because of my income orientation, I have favored investments in higher-yielding instruments, such as corporate bonds and mortgage- and asset-backed securities, rather than Treasuries. This investment style hurt the performance of the Fund in the fall of 1998, but has benefited the Fund's return so far this year.

PERFORMANCE
The best-performing holdings over the past year were the variable-rate demand notes. These securities are always priced at par, so increasing rates had no affect on their price. The collateral mortgage obligations (CMOs) the Fund holds also did well. While these CMOs faired poorly in the last half of 1998, they rebounded strongly this year. This rebound can be attributed to the defensive nature of these instruments, which causes them to outperform most other debt securities in a rising-interest-rate environment.

OUTLOOK
Looking to the future, I feel that the economy will remain strong, which may result in corporate bonds and mortgage- and asset-backed securities increasing in relative value. I also believe that trying to guess where interest rates are going is a losing bet. Instead, my continued emphasis is on finding securities that have good risk/reward characteristics and thus have the potential to perform well over the long term.

Past performance is no guarantee of future results.



                 Average Annual Compounded Returns with
        Reinvestment of Dividends - Periods Ending July 31, 1999

--------------------------------------------------------------------------------
                 TOTAL                     DIVIDEND                   PRICE
                 RETURN      EQUALS         RETURN        PLUS        CHANGE
--------------------------------------------------------------------------------
Since 6/1/93     5.61%         =            5.96%           +         -0.35%

5 Years          6.42%         =            6.34%           +          0.08%

3 Years          6.19%         =            6.23%           +         -0.04%

1 Year           3.76%         =            5.92%           +         -2.16%

--------------------------------------------------------------------------------

            Annual Total Returns and Compounded Dividend Returns
                           Years Ending July 31


A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA Short-Term Bond Fund for the years ending July 31.

Total Return for years ended:
-----------------------------

7/31/93   .87% *
7/31/94  1.71%
7/31/95  7.90%
7/31/96  5.62%
7/31/97  8.97%
7/31/98  5.91%
7/31/98  3.76%


**Compounded Dividend Yield for years ended:
--------------------------------------------

7/31/93   .67% *
7/31/94  4.40%
7/31/95  6.57%
7/31/96  6.43%
7/31/97  6.47%
7/31/98  6.31%
7/31/99  5.92%


Change in Share Price:
----------------------

7/31/93    .20% *
7/31/94  -2.69%
7/31/95   1.33%
7/31/96  -0.81%
7/31/97   2.50%
7/31/98  -0.40%
7/31/99  -2.16%

* Since inception on 6/1/93

**Compounded Dividend yield calculation includes only income distributions.


Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gains distributions. Dividend return is the income dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.








                             PORTFOLIO MIX
                              JULY 31,1999


A pie chart is shown here depicting the Portfolio Mix as of July 31, 1999 of the USAA Short-Term Bond Fund to be:

Corporate Bonds - 68.3%; Asset-Backed Securities - 13.9%; Collateralized Mortgage Obligations - 9.6%; Variable-Rate Demand Notes - 8.9%; and Commercial Paper - 1.9%.

Percentages  are of the net  assets  in the  portfolio  and may or may not equal
100%.


See page 11 for a complete listing of the Portfolio of Investments.








Distributions to Shareholders

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 1999. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2000.

                     Ordinary income                $ .5855 *
                     Long-term capital gains          .0205
                                                    -------
                          Total                     $ .6060
                                                    =======



* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.








Independent Auditors' Report


KPMG


The Shareholders and Board of Directors

USAA SHORT-TERM BOND FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Short-Term Bond Fund, a series of USAA Mutual Fund, Inc., as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Short-Term Bond Fund as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                   KPMG LLP

San Antonio, Texas
September 3, 1999








USAA SHORT-TERM BOND FUND
CATEGORIES AND DEFINITIONS
PORTFOLIO OF INVESTMENTS

July 31, 1999

Fixed Rate Instruments - consist of bonds and notes. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed rate instrument generally varies inversely to the movement of interest rates.

Variable-Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or within 30 days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity is the next put date.

Cash  Equivalents  -  consist  of  short-term   obligations   issued  by  banks,
corporations, and U.S. Government Agencies. The interest rate is constant to maturity.


  PORTFOLIO    DESCRIPTION ABBREVIATIONS
     COP     Certificate of Participation
     IDB     Industrial Development Board
     HFA     Housing Finance Authority
     LLC     Limited Liability Company
     MFH     Multi-Family Housing
     MTN     Medium-Term Note
     RB      Revenue Bond

Credit Enhancements - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust.

         (LOC)  Enhanced  by a bank  letter  of  credit.
         (NBGA) Enhanced  by a non-bank guarantee agreement.








USAA SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

July 31, 1999

  Principal                                       Coupon                Market
   Amount         Security                         Rate   Maturity      Value
--------------------------------------------------------------------------------

                         FIXED RATE INSTRUMENTS (91.8%)
                             CORPORATE BONDS (68.3%)

            Banks - Major Regional
  $ 4,500   Corporacion Andina De Fomento, Global
             Bonds (Venezuela)                      7.38%   7/21/2000   $  4,515
    4,000   Corporacion Andina De Fomento, Global
             Bonds (Venezuela)                      7.10    2/01/2003      3,893
    6,000   Popular North America, Inc., MTN        6.88    6/15/2001      5,992
    5,000   Popular, Inc., Senior MTN               6.20    4/30/2001      4,940
                                                                        --------
                                                                          19,340
                                                                        --------
            Banks - Money Center
    6,000   J. P. Morgan & Co., Inc., Notes         5.75    2/25/2004      5,726
                                                                        --------
            Computer - Hardware
    9,000   Sun Microsystems, Inc., Senior Notes    7.00    8/15/2002      8,998
                                                                        --------
            Finance - Consumer
    6,000   Capital One Bank, Bank Notes            5.95    2/15/2001      5,935
    3,000   Capital One Bank, Bank Notes            6.15    6/01/2001      2,967
                                                                        --------
                                                                           8,902
                                                                        --------
            Finance - Diversified
   11,000   AT&T Capital Corp., MTN                 7.50   11/15/2000     11,057
                                                                        --------
            Investment Banks/Brokerage
    5,000   Merrill Lynch & Co., Inc., Notes        6.00    2/12/2003      4,886
                                                                        --------
            Manufacturing - Diversified Industries
    9,000   Edperbrascan Corp., Notes               7.13   12/16/2003      8,731
                                                                        --------
            Real Estate Investment Trusts
    4,000   Developers Diversified Realty Corp.,
             Senior Notes                           7.63    5/15/2000      4,022
    7,000   Equity Operating L.P., Notes            6.38    2/15/2002      6,899
    7,000   Franchise Finance Corp. of America,
             Senior Notes                           7.00   11/30/2000      6,977
    8,000   Glenborough Property, L.P.,
             Senior Notes                           7.63    3/15/2005      7,088
    7,000   HRPT Properties Trust, Senior Notes     6.70    2/23/2005      6,433
    3,000   Nationwide Health Properties,
             Inc., MTN                              8.61    3/01/2002      3,048
    5,000   Oasis Residential, Inc., Notes          6.75   11/15/2001      4,931
    4,500   TriNet Corporate Realty Trust, Inc.,
             Notes                                  7.30    5/15/2001      4,465
                                                                        --------
                                                                          43,863
                                                                        --------
            Retail - General Merchandising
    3,000   Dayton Hudson Corp., Notes              5.95    6/15/2000      2,996
    2,000   Kmart Corp., MTN                        7.72    6/25/2002      1,972
    2,000   Kmart Corp., MTN                        7.76    7/01/2002      1,973
                                                                        --------
                                                                           6,941
                                                                        --------
            Retail - Specialty
    3,000   MacSaver Financial Services, Inc.,
             Notes                                  7.40    2/15/2002      2,595
                                                                        --------
            Savings & Loan Holding Co.
    5,835   Sovereign Bancorp, Inc.,
             Senior Notes                           6.75    7/01/2000      5,850
    5,000   Sovereign Bancorp, Inc.,
             Senior Notes                           6.63    3/15/2001      4,981
    6,000   Webster Financial Corp.,
             Senior Notes                           8.75    6/30/2000      6,107
                                                                        --------
                                                                          16,938
                                                                        --------
            Telecommunications - Long Distance
    7,000   WorldCom, Inc., Senior Notes            6.13    8/15/2001      6,958
    4,000   WorldCom, Inc., Senior Notes            7.55    4/01/2004      4,123
                                                                        --------
                                                                          11,081
                                                                        --------
            Waste Management
    5,000   Browning Ferris Industries, Inc.,
             Senior Notes                           6.08    1/18/2000      4,965
    5,000   Waste Management, Inc., Notes           6.13    7/15/2001      4,866
    6,000   Waste Management, Inc., Notes           6.38   12/01/2003      5,730
                                                                        --------
                                                                          15,561
                                                                        --------
            Total corporate bonds (cost: $167,813)                       164,619
                                                                        --------

                         ASSET-BACKED SECURITIES (13.9%)
   10,000   AESOP Funding II L.L.C., Series 1997-1,
             Class A-2 (NBGA)(a)                    6.40   10/20/2003      9,952
    5,000   ARG Funding Corp., Series 1999-1,
             Class A-2 (NBGA)(a)                    5.88    5/20/2003      4,931
    4,000   Firstplus Home Loan Owner Trust,
             Series 1998-2, Class A-4               6.54    4/10/2015      3,978
    5,000   Firstplus Home Loan Owner Trust,
             Series 1998-4, Class A-3               6.24    5/11/2015      4,959
    5,000   Rental Car Finance Corp.,
             Series 1999-1, Class A(a)              5.90    2/25/2007      4,804
    5,000   Team Fleet Financing Corp.,
             Series 1999-3, Class A(a)              6.70    6/25/2003      4,973
                                                                        --------
            Total asset backed securities (cost: $34,099)                 33,597
                                                                        --------

                   COLLATERALIZED MORTAGE OBLIGATIONS (9.6%)
    4,288   Federal Home Loan Mortgage Corp.,
             Series 1998-11 M                       9.00    2/18/2024      4,546
    2,060   Federal Home Loan Mortgage Corp.,
             Series 1998-2 GA                       8.50    4/18/2025      2,131
    5,382   Federal Home Loan Mortgage Corp.,
             Series 1998-7 H                        9.00    3/18/2025      5,716
    3,821   Federal National Mortgage Assn.,
             Series  1997-72 CA                     9.50    9/18/2023      4,029
    2,523   Federal National Mortgage Assn.,
             Series 1997-79 U                       9.00   11/18/2024      2,642
    3,867   Federal National Mortgage Assn.,
             Series 1997-89 N                       9.50   12/20/2022      4,058
                                                                        --------
            Total collateralized mortgage obligations (cost: $23,786)     23,122
                                                                        --------
            Total fixed rate instruments (cost: $225,698)                221,338
                                                                        --------

                        VARIABLE-RATE DEMAND NOTES (8.9%)
            Appropriated Debt
    9,450   City of Gardena, CA, COP, Series 1995
             (LOC)                                  5.43    7/01/2025      9,450
                                                                        --------
            Buildings
    1,975   Goson, Notes, Series 1997 (LOC)         5.27   11/01/2017      1,975
    1,885   Montgomery, AL, IDB RB, Series 1996C
             (LOC)                                  5.30    7/01/2016      1,885
    1,485   Scottsboro, AL, IDB RB, Series 1995
             (LOC)                                  5.30   10/01/2010      1,485
                                                                        --------
                                                                           5,345
                                                                        --------
            Foods
    1,500   Colorado HFA Economic Development RB,
             Series 1998B (LOC)                     5.25   10/01/2018      1,500
                                                                        --------
            Multi-Family Housing
       74   Bartlett, IL, MFH RB, Series
             1995(LOC)                              6.10    3/01/2025         74
                                                                        --------
            Office Equipment & Supplies
    1,875   Arapahoe County IDB RB, Series 1999B
             (LOC)                                  5.33   10/01/2019      1,875
                                                                        --------
            Real Estate - Other
    1,925   Wynrose, Inc., Notes, Series
             1995A (LOC)                            5.30   11/01/2005      1,925
                                                                        --------

            Miscellaneous
    1,370   Ontario Redevelopment Agency, CA, RB,
             Series B (NBGA)                        5.32    9/01/2027      1,370
                                                                        --------
            Total variable rate demand notes (cost: $21,539)              21,539
                                                                        --------

                             CASH EQUIVALENTS (1.9%)
            Commercial Paper
    4,569   MCN Investment Corp.(a) (cost: $4,568) 5.35   8/02/1999        4,568
                                                                        --------
            Total investments (cost: $251,805)                          $247,445
                                                                        ========






                       Portfolio Summary By Concentration
                       ----------------------------------

            Real Estate Investment Trusts                       18.2%
            Asset-Backed Securities                             13.9
            Collateralized Mortgage Obligations                  9.6
            Banks - Major Regional                               8.0
            Savings & Loan Holding Co.                           7.0
            Finance - Diversified                                6.5
            Waste Management                                     6.5
            Telecommunications - Long Distance                   4.6
            Appropriated Debt                                    3.9
            Computer - Hardware                                  3.7
            Finance - Consumer                                   3.7
            Manufacturing - Diversified Industries               3.6
            Retail - General Merchandising                       2.9
            Banks - Money Center                                 2.4
            Buildings                                            2.2
            Investment Banks/Brokerage                           2.0
            Retail - Specialty                                   1.1
            Other                                                2.8
                                                               -----
            Total                                              102.6%
                                                               =====








USAA SHORT-TERM BOND FUND
NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 1999

GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES
(a) Security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by the Fund's investment manager. Any resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by the Rule 144A.


See accompanying notes to financial statements.








USAA SHORT-TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 1999


ASSETS
   Investments in securities, at market value (identified cost
    of $251,805)                                                      $247,445
   Cash                                                                    396
   Receivables:
      Capital shares sold                                                  214
      Interest                                                           3,143
                                                                      ----------
         Total assets                                                  251,198
                                                                      ==========

LIABILITIES
   Securities purchased                                                  8,998
   Capital shares redeemed                                                 691
   USAA Investment Management Company                                       40
   USAA Transfer Agency Company                                             26
   Accounts payable and accrued expenses                                    65
   Dividends on capital shares                                             131
                                                                      ----------
         Total liabilities                                               9,951
                                                                      ----------
            Net assets applicable to capital shares outstanding       $241,247
                                                                      ==========

REPRESENTED BY:
   Paid-in capital                                                    $245,651
   Accumulated net realized loss on investments                            (44)
   Net unrealized depreciation of investments                           (4,360)
                                                                      ----------
            Net assets applicable to capital shares outstanding       $241,247
                                                                      ==========
   Capital shares outstanding                                           24,750
                                                                      ==========
   Authorized shares of $.01 par value                                 120,000
                                                                      ==========
   Net asset value, redemption price, and offering price per share    $   9.75
                                                                      ==========

See accompanying notes to financial statements.








USAA SHORT-TERM BOND FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 1999

Net investment income:
   Interest income                                                     $13,651
                                                                       ---------
   Expenses:
      Management fees                                                      513
      Transfer agent's fees                                                337
      Custodian's fees                                                      80
      Postage                                                               44
      Shareholder reporting fees                                            15
      Directors' fees                                                        4
      Registration fees                                                     88
      Professional fees                                                     36
      Other                                                                  4
                                                                       ---------
         Total expenses before reimbursement                             1,121
      Expenses reimbursed                                                  (57)
                                                                       ---------
         Total expenses after reimbursement                              1,064
                                                                       ---------
            Net investment income                                       12,587
                                                                       ---------
Net realized and unrealized loss on investments:
   Net realized loss                                                       (13)
   Change in net unrealized appreciation/depreciation                   (4,849)
                                                                       ---------
            Net realized and unrealized loss                            (4,862)
                                                                       ---------
Increase in net assets resulting from operations                       $ 7,725
                                                                       =========


See accompanying notes to financial statements.








USAA SHORT-TERM BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,


                                                            1999          1998
                                                        ------------------------

From operations:
   Net investment income                                 $ 12,587      $  9,482
   Net realized gain (loss) on investments                    (13)          442
   Change in net unrealized appreciation/depreciation
      of investments                                       (4,849)         (936)
                                                        ------------------------
      Increase in net assets resulting from operations      7,725         8,988
                                                        ------------------------
Distributions to shareholders from:
   Net investment income                                  (12,587)       (9,472)
                                                        ------------------------
   Net realized gains                                        (465)           -
                                                        ------------------------
From capital share transactions:
   Proceeds from shares sold                              159,576       105,161
   Shares issued for dividends reinvested                  11,667         8,269
   Cost of shares redeemed                               (105,840)      (65,521)
                                                        ------------------------
      Increase in net assets from capital share
        transactions                                       65,403        47,909
                                                        ------------------------
Net increase in net assets                                 60,076        47,425
Net assets:
   Beginning of period                                    181,171       133,746
                                                        ------------------------
   End of period                                         $241,247      $181,171
                                                        ========================
Change in shares outstanding:
   Shares sold                                             16,163        10,515
   Shares issued for dividends reinvested                   1,182           827
   Shares redeemed                                        (10,726)       (6,550)
                                                        ------------------------
      Increase in shares outstanding                        6,619         4,792
                                                        ========================


See accompanying notes to financial statements.








USAA SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS

July 31, 1999

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of thirteen separate funds. The information presented in this annual report pertains only to the USAA Short-Term Bond Fund (the Fund). The Fund's investment objective is high current income consistent with preservation of principal. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets primarily in U.S. dollar-denominated debt securities that are investment-grade at the time of their purchase. The Fund will maintain a dollar-weighted average portfolio maturity of three years or less.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended July 31, 1999.


(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended July 31, 1999, were $123.6 million and $18.8 million, respectively.

Gross unrealized appreciation and depreciation of investments, as of July 31, 1999, was $226,000 and $4,586,000, respectively.


(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .24% of its annual average net assets.

The Manager has  voluntarily  agreed to limit the annual expenses of the Fund to
 .50% of its annual average net assets. Because the Fund's annual expenses for the year ended July 31, 1999, exceeded .50%, the Manager has waived a portion of its management fee to reduce the Fund's annual expenses to .50%.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At July 31, 1999, the Association and its affiliates owned
1.5 million shares (6.1%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.


(7) YEAR 2000 (Unaudited)
Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager has taken steps to address this potential year 2000 problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.


(8) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                             Year Ended July 31,
                               ------------------------------------------------
                                   1999     1998       1997      1996      1995
                               ------------------------------------------------
Net asset value at
   beginning of period         $   9.99  $  10.03  $   9.79  $   9.87   $  9.74
Net investment income               .58       .62       .61       .62       .61
Net realized and
   unrealized gain (loss)          (.22)     (.04)      .25      (.08)      .13
Distributions from net
   investment income               (.58)     (.62)     (.61)     (.62)     (.61)
Distributions of realized
   capital gains                   (.02)       -       (.01)       -         -
                               ------------------------------------------------
Net asset value at
   end of period               $   9.75  $   9.99  $  10.03  $   9.79  $   9.87
                               ================================================
Total return (%) *                 3.76      5.91      8.97      5.62      7.90
Net assets at end
   of period (000)             $241,247  $181,171  $133,746  $101,032  $ 76,190
Ratio of expenses to
   average net assets (%)           .50       .50       .50       .50       .50
Ratio of expenses to average
   net assets excluding
   reimbursement (%)                .52       .56       .61       .66       .74
Ratio of net investment
   income to average
   net assets (%)                  5.89      6.16      6.14      6.29      6.34
Portfolio turnover (%)            11.53     48.24     27.85     66.81    103.02

 * Assumes reinvestment of all dividend income and capital gain distributions during the period.








DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J. C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas  78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas  78288

CUSTODIAN
State Street Bank and Trust Company
P. O. Box 1713
Boston, Massachusetts  02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts  02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas  78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

Internet Access
www.usaa.com

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA ToughLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777